Ruby Tuesday, Inc.
Projected Consolidating Statement of Income (unaudited)
First Quarter of Fiscal 2004
(Amounts in thousands)
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

                                                    Percent      Franchise    Percent                    Consolidated Ruby  Percent
                                 Ruby Tuesday, Inc. of Sales   Partnerships   of Sales  Eliminations       Tuesday, Inc.    of Sales
Company restaurant revenues              $ 245,500     98.2        $ 94,900     100.0                           $ 340,400     99.7
Franchise income                             4,500      1.8             -         -       $ (3,500) A               1,000      0.3
                                      -------------            -------------            -----------          -------------
  Total operating revenues                 250,000    100.0          94,900     100.0       (3,500)               341,400    100.0

Operating Costs and Expenses:
  (as a percent of Company restaurant
        revenues)
  Cost of merchandise                       63,400     25.8          24,200      25.5                              87,600     25.7
  Payroll and related costs                 80,100     32.6          31,700      33.4                             111,800     32.8
  Other                                     41,200     16.8          21,500      22.7       (3,500) A              59,200     17.4
  Depreciation and amortization             12,800      5.2           3,900       4.1           75  B              16,775      4.9
  (as a percent of Total operating
        revenues)
  Selling, general and administrative       15,600      6.2           5,700       6.0                              21,300      6.2
  Equity in (earnings) of franchisees       (1,300)    (0.5)            -          -         1,300  C                  -        -
  Minority interest                            -                        -                    1,900  D               1,900      0.6
                                      -------------            -------------            -----------          -------------
 Total operating costs and expenses        211,800     84.7          87,000      91.7         (225)               298,575     87.5
                                      -------------            -------------            -----------          -------------

Earnings before Interest, Taxes and
  cumulative effect of change in
  accounting principle                      38,200     15.3           7,900       8.3       (3,275)                42,825     12.5

  Interest expense, net                      1,400      0.6           4,500       4.7                               5,900      1.7
                                      -------------            -------------            -----------          -------------

Pre-tax profit                              36,800     14.7           3,400       3.6       (3,275)                36,925     10.8

  Provision for income taxes                13,100      5.2             -          -            75                 13,175      3.9
                                      -------------            -------------            -----------          -------------

Income before cumulative effect of change
  in accounting principle                   23,700      9.5           3,400       3.6       (3,350)                23,750      7.0

Cumulative effect of change in
  accounting principle, net                    -                        -                   40,575  E              40,575
                                      -------------            -------------            -----------          -------------

Net (Loss) / Income                      $  23,700                  $ 3,400              $ (43,925)             $ (16,825)
                                      =============            =============            ===========          ==============

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A - Elimination of royalty fees paid by the Franchise Partnerships to Ruby
    Tuesday

B - Depreciation recorded in conjunction with the write-up of the assets of one
    Franchise Partnership resulting from a prior purchase price adjustment

C - Elimination of Ruby Tuesday, Inc.'s share of the earnings of the 50%
    Franchise Partnerships

D - Allocation of minority interest to the Franchise Partnerships

E - Cumulative effect estimated to be $48,500 gross shown net of estimated deferred tax benefit of $7,925.